UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 8, 2003
Date of Report (Date of earliest event reported)

ROADWAY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-32821

Delaware	34-1956254
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1077 Gorge Boulevard
Akron, Ohio 44310
(Address of principal executive offices)
(Zip Code)

(330) 384-1717
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibit is filed as part of this report:

Exhibit No.

99.1	Press Release dated July 8, 2003.

Item 9. Information Being Provided under Item 12.

     On July 8, 2003, Roadway Corporation announced its results of operations for the fiscal quarter ending June 21, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99 hereto. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s final rule; interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADWAY CORPORATION
(Registrant)

Date: July 14, 2003	By:	/s/ Joseph R. Boni, III
Joseph R. Boni, III
Roadway Corporation Treasurer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 8, 2003. Filed herewith.

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